                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors of Alcoa Inc. (the "Company") hereby constitute and appoint RICHARD B. KELSON, ROBERT G. WENNEMER, TIMOTHY S. MOCK and DENIS A DEMBLOWSKI, or any of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the Reynolds Metals Company Savings and Investment Plan for Salaried Employees, Reynolds Metals Company Savings Plan for Hourly Employees and Reynolds Metals Company Employees Savings Plan or any successor plans (the "Plans"), and interests of participation in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Directors to any registration statements to be filed with the Securities and Exchange Commission in respect of said Plans or successor plans and shares of common stock, and interests of participation in such Plans, or any of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


    April 28, 2000                  /s/ Kenneth W. Dam
                                    _____________________________________
                                    Kenneth W. Dam

    April 27, 2000                  /s/ Joseph T. Gorman
                                    _____________________________________
                                    Joseph T. Gorman

    April 28, 2000                  /s/ Judith M. Gueron
                                    _____________________________________
                                    Judith M. Gueron

    April 27, 2000                  /s/ Sir Ronald Hampel
                                    _____________________________________
                                    Sir Ronald Hampel
            , 2000
                                    _____________________________________
                                    Hugh M. Morgan

    April 27, 2000                  /s/ John P. Mulroney
                                    _____________________________________
                                    John P. Mulroney

    April 27, 2000                  /s/ Paul H. O'Neill
                                    _____________________________________
                                    Paul H. O'Neill

    April 28, 2000                  /s/ Henry B. Schacht
                                    _____________________________________
                                    Henry B. Schacht

    April 28, 2000                  /s/ Franklin A. Thomas
                                    _____________________________________
                                    Franklin A. Thomas

      May  1, 2000                  /s/ Marina v.N. Whitman
                                    _____________________________________
                                    Marina v.N. Whitman

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director, President and Chief Executive Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, ROBERT G. WENNEMER, TIMOTHY S. MOCK and DENIS A DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the Reynolds Metals Company Savings and Investment Plan for Salaried Employees, Reynolds Metals Company Savings Plan for Hourly Employees and Reynolds Metals Company Employees Savings Plan or any successor plans (the "Plans"), and interests of participation in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Director, President and Chief Executive Officer to any registration statements to be filed with the Securities and Exchange Commission in respect of said Plans or successor plans and shares of common stock, and interests of participation in such Plans, or any of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.




      May 3, 2000                    /s/ Alain J. P. Belda
                                     __________________________________
                                     Alain J. P. Belda
                                     President, Chief Executive Officer
                                     And Director

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints ROBERT G. WENNEMER, TIMOTHY S. MOCK and DENIS A DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the Reynolds Metals Company Savings and Investment Plan for Salaried Employees, Reynolds Metals Company Savings Plan for Hourly Employees and Reynolds Metals Company Employees Savings Plan or any successor plans (the "Plans"), and interests of participation in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Executive Vice President and Chief Financial Officer to any registration statements to be filed with the Securities and Exchange Commission in respect of said Plans or successor plans and shares of common stock, and interests of participation in such Plans, or any of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.



April 27, 2000                            /s/ Richard B. Kelson
                                          _____________________________________
                                          Richard B. Kelson
                                          Executive Vice President and
                                          Chief Financial Officer

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD
B. KELSON, ROBERT G. WENNEMER and DENIS A DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the Reynolds Metals Company Savings and Investment Plan for Salaried Employees, Reynolds Metals Company Savings Plan for Hourly Employees and Reynolds Metals Company Employees Savings Plan or any successor plans (the "Plans"), and interests of participation in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Vice President and Controller to any registration statements to be filed with the Securities and Exchange Commission in respect of said Plans or successor plans and shares of common stock, and interests of participation in such Plans, or any of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.



     April 27, 2000                       /s/ Timothy S. Mock
                                          ___________________________________
                                          Timothy S. Mock
                                          Vice President and Controller

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned members of the Benefits Management Committee of Alcoa Inc. (the "Company") hereby constitute and appoint ROBERT G. WENNEMER, TIMOTHY S. MOCK and DENIS A DEMBLOWSKI, or any of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the Reynolds Metals Company Savings and Investment Plan for Salaried Employees, Reynolds Metals Company Savings Plan for Hourly Employees and Reynolds Metals Company Employees Savings Plan or any successor plans (the "Plans"), and interests of participation in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned members of the Benefits Management Committee to any registration statements to be filed with the Securities and Exchange Commission in respect of said Plans or successor plans and shares of common stock, and interests of participation in such Plans, or any of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


                              /s/ Richard B. Kelson
April 27, 2000                _____________________________________
                              Richard B. Kelson

                              /s/ Robert F. Slagle
April 27, 2000                _____________________________________
                              Robert F. Slagle

                              /s/ William J. O'Rourke, Jr.
April 27, 2000                _____________________________________
                              William J. O'Rourke, Jr.